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                                                                 EXHIBIT 23.4
                             CONSENT OF DIRECTOR




The undersigned hereby consents to the reference to the undersigned as a future Director of ViaGrafix Corporation (the "Company") contained in Registration Statement (Form S-1, No. 333-42633) and the related Prospectus of the
Company for the registration of up to 2,530,000 shares of its Common Stock.



                                         /s/ STEPHEN P. GOTT
                                        ------------------------------------
                                        Stephen P. Gott




February 1, 1998